Joint Filer Information

Name: Ardsley Partners II, L.P.

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: April 8, 2013

Signature: ARDSLEY PARTNERS II, L.P.

BY:	Ardsley Partners I, its general partner

BY:	/s/ Steven Napoli
Name: Steven Napoli
Title: General Partner

Name: Ardsley Partners Institutional Fund, L.P.

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: April 8, 2013

Signature: ARDSLEY PARTNERS INSTITUTIONAL FUND, L.P.

BY:	Ardsley Partners I, its general partner

BY:	/s/ Steven Napoli
Name: Steven Napoli
Title: General Partner

Name: Ardsley Partners Renewable Energy Fund, L.P.

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: April 8, 2013

Signature: ARDSLEY PARTNERS RENEWABLE ENERGY FUND, L.P.

BY:	Ardsley Partners I, its general partner

BY:	/s/ Steven Napoli
Name: Steven Napoli
Title: General Partner

Name: Ardsley Partners I

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: April 8, 2013

Signature: ARDSLEY PARTNERS I

BY:	/s/ Steven Napoli
Name: Steven Napoli
Title: General Partner

Name: Philip J. Hempleman, individually

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: April 8, 2013

BY:	/s/ Steven Napoli*
Steven Napoli
As attorney in fact for Philip J. Hempleman

* Evidence of Power Attorney was filed with the Schedule 13G/A filed on February 15, 2006 (Acc-no: 0000902664-06-000895) and is incorporated by reference into this filing.